MERRILL LYNCH
FEDERAL
SECURITIES TRUST




FUND LOGO




Quarterly Report

May 31, 1998






This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Trust unless accompanied or preceded by the Trust's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.











Merrill Lynch
Federal Securities Trust
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH FEDERAL SECURITIES TRUST


DEAR SHAREHOLDER

Economic Environment
The US economy continued to expand at an above-trend pace for the three months ended May 31, 1998. Despite declining export growth and a relatively high real interest rate environment, gross domestic product (GDP) rose 5.4% in the first quarter of 1998, marking the sixth consecutive quarter that the annualized growth rate of GDP has exceeded 3.0%. Consumer spending, which has more than offset the trade drag resulting from the Asian economic crisis, rose 6.1% in the first quarter and has been largely responsible for the strong showing of the US economy. Nonetheless, despite continued overall economic strength, the Federal Reserve Board refrained from raising interest rates during the May quarter.

Two fundamental catalysts contributing to the surge in consumer spending have been the strength of the job market and the strength of the US equity market. With an average gain of 245,000 new jobs per month through the first five months of 1998, employment growth in the United States remains strong. As a result, the unemployment rate has fallen to a 28-year low of 4.3%. More important, labor costs continue to trend upward. Average hourly earnings rose 4.3% over the 12 months ended May 31, 1998, the highest year-over-year pace in the current economic expansion and well above the current rate of inflation. Consumer spending has also been influenced by the strength of the US stock market. In the three years since December 1994, the overall net wealth of US households has risen 38% in response to the climb of equity prices. As a result, US households are spending more and saving less of their personal income, while still seeing their overall net wealth increase.

The strength of consumer demand has carried over to other sectors of the economy as well. Reflecting a confluence of favorable factors (low mortgage rates, strong income growth and high consumer confidence), housing remains exceptionally strong. New housing starts rose to an annualized 1.58 million-unit rate in the first quarter of 1998, the fastest pace in ten years. In addition, both new and existing home sales are currently at or near record levels. Despite rising wage growth and strong domestic demand, the lack of corporate pricing power has kept inflation subdued. During the 12-month period ended May 31, 1998, the consumer price index rose just 1.7%, while the producer price index fell 1.2%.

Although the Asian currency crisis is likely to continue to hamper export growth and act as a drag on GDP, we do not expect consumer spending to slow significantly in the second half of 1998, barring a major stock market correction. Since domestic demand accounts for nearly two-thirds of GDP, we expect economic growth to remain moderately strong throughout 1998. Meanwhile, should labor markets tighten further, the current benign inflationary environment could be threatened by escalating wage pressures. Consequently, we believe that the risk of a tightening in monetary policy by the Federal Reserve Board has increased and that interest rates could rise in the near term.


Portfolio Matters
Interest rates remained essentially unchanged during the May quarter. The exception was the 30-year Treasury bond, which declined 12 basis points (0.12%) to end the quarter at 5.80%. During periods of interest rate stability, mortgage-backed securities (MBS) tend to perform well. The incremental yield of MBS is obtained without a change in prepayment expectations that might adversely affect price. During the May quarter, while most Treasury prices were relatively unchanged, MBS prices increased slightly as investors' fears of prepayments diminished.

We continue to focus on MBS, with 85% of the Trust's net assets in MBS and the remaining 15% in Treasury notes and short-term securities. Although prepayment fears have diminished, the portfolio remains structured to avoid those MBS with the most prepayment uncertainty and risk. The technological sophistication of mortgage bankers has led to an easing of the refinancing process such that it will always be a major investment consideration. In the MBS portion of the portfolio, our focus is on low-coupon MBS where there is currently no refinancing incentive and on Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC) multi-family MBS where there are prepayment penalties for principal paydowns. For higher coupon MBS, the focus is on "super-seasoned" mortgages where the homeowner has not acted on any of the refinancing opportunities of the past six years or on low balance mortgages where refinancing closing costs are disproportionately high.


Merrill Lynch Federal Securities Trust
May 31, 1998


In the single-family MBS sector, we have been overweighting Government National Mortgage Association (GNMA), which are Federal Housing Administration/ Veterans' Administration mortgages, rather than the conventional mortgage counterparts of FNMA and FHLMC. GNMA MBS typically have slower prepayments for a given mortgage rate. Similarly, the portfolio's concentration in 15-year MBS has remained high as these prepayments tend to be slower compared to similar duration 30-year MBS.

Real interest rates (adjusted for inflation) remain historically high; therefore, we continue to be fully invested. MBS yield spreads are attractive so we continue to favor MBS. Finally, uncertainty at the front end of the yield curve resulting from Federal Reserve Board policy and concern at the back end of the yield curve resulting from economic expansion and its effect on inflation have led us to favor the middle portion of the yield curve.


In Conclusion
We thank you for your continued investment in Merrill Lynch Federal Securities Trust, and we look forward to discussing our outlook and strategy with you in our next report to shareholders.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Gregory Mark Maunz)
Gregory Mark Maunz
Senior Vice President and Portfolio Manager




June 29, 1998






Merrill Lynch Federal Securities Trust
May 31, 1998


PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Trust through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years.(There is no initial sales charge for automatic shareconversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results*
                                                                                  Ten Years/       Standardized
                                                   12 Month        3 Month     Since Inception     30-day Yield
                                                 Total Return    Total Return    Total Return     As of 5/31/98
ML Federal Securities Trust Class A Shares           +9.08%         +1.55%         + 35.65%              5.65%
ML Federal Securities Trust Class B Shares           +8.25          +1.35          + 42.38               5.11
ML Federal Securities Trust Class C Shares           +8.20          +1.34          + 31.72               5.06
ML Federal Securities Trust Class D Shares           +8.81          +1.48          +118.91               5.41

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Trust's ten-year/inception dates are: Class A and Class C Shares, 10/21/94; Class B Shares, 12/23/91; and Class D Shares, ten years ended 5/31/98.


Merrill Lynch Federal Securities Trust
May 31, 1998


PERFORMANCE DATA (concluded)


Average Annual Total Return


                                     % Return Without  % Return With
                                       Sales Charge     Sales Charge**

Class A Shares*

Year Ended 3/31/98                        +10.51%         +6.09%
Inception (10/21/94)
through 3/31/98                           + 8.88          +7.59

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 3/31/98                         +9.67%         +5.67%
Five Years Ended 3/31/98                   +5.35          +5.35
Inception (12/23/91)
through 3/31/98                            +5.61          +5.61

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 3/31/98                         +9.61%         +8.61%
Inception (10/21/94)
through 3/31/98                            +8.00          +8.00

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/98                        +10.23%         +5.83%
Five Years Ended 3/31/98                  + 5.87          +5.01
Ten Years Ended 3/31/98                   + 7.92          +7.48

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


OFFICERS AND TRUSTEES


Arthur Zeikel, President and Trustee
Joe Grills, Trustee
Walter Mintz, Trustee
Robert S. Salomon Jr., Trustee
Melvin R. Seiden, Trustee
Stephen B. Swensrud, Trustee
Terry K. Glenn, Executive Vice President
Gregory Mark Maunz, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Jeffrey B. Hewson, Vice President
Gerald M. Richard, Treasurer
Ira P. Shapiro, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Merrill Lynch Federal Securities Trust
May 31, 1998

SCHEDULE OF INVESTMENTS
                                                               Face       Interest         Maturity
Issue                                                         Amount        Rate            Date(s)             Value
US Government Obligations--10.81%

United States Treasury Notes                              $ 69,000,000     5.375%         2/15/2001        $  68,666,040
                                                            25,000,000     5.50           2/28/2003           24,898,500
                                                            95,000,000     5.625         12/31/2002           95,074,100
                                                             5,000,000     6.625          5/15/2007            5,326,550

Total US Government Obligations (Cost--$193,616,010)                                                         193,965,190


US Government Agency Mortgage-Backed Obligations*--85.33%

Federal Home Loan Mortgage                    #W10002      100,000,000     6.775(2)      11/01/2003          103,000,010
Corporation Mortgage-Backed Securities--
Multi-Family++++

Federal Home Loan Mortgage Corporation                             583    10.00           7/01/2019                  633
Participation Certificates                                  11,879,695    10.50      9/01/2000-9/01/2020      13,338,640
                                                             2,813,793    11.00      8/01/2010-9/01/2020       3,193,655
                                                             2,500,912    11.50     10/01/1998-6/01/2020       2,865,870
                                                             1,154,605    12.00      7/01/1999-6/01/2020       1,342,586
                                                             2,290,162    12.50     10/01/1999-7/01/2019       2,700,239
                                                             3,299,465    13.00      8/01/1999-1/01/2016       3,937,680

Federal Home Loan Mortgage Corporation                         347,063     6.00           4/01/2009              346,230
Participation Certificates--Gold Program                     1,863,034     6.50      3/01/2012-2/01/2013       1,876,440
                                                            47,788,950     6.50(7)  10/01/2003-12/01/2004     48,220,393
                                                           186,859,140     7.00      1/01/2008-2/01/2013     191,194,410
                                                            60,821,905     7.50      5/01/2009-9/01/2026(8)   62,606,593
                                                            25,637,475     8.00      1/01/2007-10/01/2027     26,502,353
                                                             8,200,741     8.50      1/01/2025-7/01/2025       8,572,317
                                                             4,305,122    10.50     10/01/2020-12/01/2020      4,761,163

Federal Home Loan Mortgage                    Trust 1220     7,889,966    10.00           2/15/2022            7,883,989
Corporation REMICs**

Federal National Mortgage Association                      259,497,202     6.50     12/01/2008-3/01/2028     260,400,020
                                                            28,503,786     7.00      9/01/2027-2/01/2028      28,904,549
                                                                48,523     7.50      1/01/2025-8/01/2026          52,550
                                                             1,034,409     8.00      9/01/2024-9/01/2027       1,073,934
                                                            11,882,457     8.50      5/01/2010-5/01/2018      12,432,302
                                                            22,594,989     8.50(3)        7/15/2023           23,654,129
                                                            16,769,973     9.50           3/01/2020           17,964,833
                                                                 8,834    10.50           9/01/2000                9,482
                                                            26,077,254    11.00      2/01/2011-11/01/2020     29,646,447
                                                                36,010    11.50           6/01/2015               41,187
                                                             1,416,848    13.00      8/01/2010-6/01/2015       1,690,470

Federal National Mortgage Association         #0375610      13,943,381     6.465(7)       6/01/2004           14,030,527
Mortgage-Backed Securities--                  #0380021       6,371,423     6.49(9)        1/01/2008            6,435,138
Multi-Family++++                              #0073809      10,545,741     6.515(10)     12/01/2001           10,568,810
                                              #0073894         986,681     6.525(7)      12/01/2003            1,005,490
                                              #0073885         888,797     6.545(9)       1/01/2007              906,295
                                              #0073873         766,124     6.625(9)       2/01/2007              784,319
                                              #0073221       1,463,519     6.715(7)      10/01/2005            1,499,650
                                              #0375015      19,452,649     6.79(7)        4/01/2004           20,042,307
                                              #0073915       1,526,729     6.87(9)        1/01/2007            1,574,439
                                              #0073910      11,803,873     6.875(9)       1/01/2007           11,663,702
                                              #0375043       3,567,116     6.895(9)       4/01/2007            3,714,260



Merrill Lynch Federal Securities Trust
May 31, 1998

SCHEDULE OF INVESTMENTS (continued)
                                                               Face       Interest         Maturity
Issue                                                         Amount        Rate            Date(s)             Value
US Government Agency Mortgage-Backed Obligations* (concluded)

Federal National Mortgage Association         #0375007    $ 12,064,807     6.94(9)  %     3/01/2007        $  12,622,804
Mortgage-Backed Securities--                  #0375012       3,270,183     6.95(9)        4/01/2007            3,399,968
Multi-Family++++ (concluded)                  #0073944      13,839,285     6.96(9)        1/01/2007           14,384,207
                                              #0073952       2,798,063     6.96(9)        2/01/2007            2,908,237
                                              #0073946       5,419,140     6.97(9)        2/01/2007            5,632,519
                                              #0073969       8,034,925     7.05(9)        2/01/2007            8,301,082
                                              #0073962       4,681,659     7.085(9)       2/01/2007            4,880,630
                                              #0073967       4,552,049     7.105(9)       3/01/2007            4,799,567
                                              #0073992       2,585,859     7.115(9)       2/01/2007            2,726,466
                                              #0375069       1,084,536     7.122(9)       3/01/2007            1,142,830
                                              #0073943       1,468,205     7.18(4)        2/01/2019            1,567,309
                                              #0073608       4,833,896     7.49(9)        8/01/2006            5,170,758
                                              #0375052       4,725,179     7.50(9)        3/01/2007            4,918,616
                                              #0109076       2,178,710     7.59(9)        8/01/2006            2,301,263
                                              #0160024       5,155,301     7.625(9)      11/01/2003            5,332,515
                                              #0160095       7,201,675     7.66(9)        3/01/2004            7,615,771

Federal National Mortgage Association         98-M1-IO2     99,760,111     0.68635(1)     2/25/2013            2,665,145
REMICs**--Multi-Family++++                    97-M8-A2      17,000,000     7.16           1/25/2022           17,478,125
                                              96-M3-AZ      40,500,000     7.41           3/25/2021           42,550,313
                                              94-M3-B       20,513,004     7.71           4/25/2006           20,743,775
                                              94-M4-A       14,113,121     9.06015        8/25/2026           14,774,674

Federal National Mortgage Association         94-56-TB       5,239,230     6.50(1)        7/25/2022            1,704,872
REMICs**                                      Trust 273      6,192,404     7.00(1)        7/01/2026            1,549,587
                                              93-123-S      15,388,547     7.84062++      7/25/2000           15,508,732
                                              Trust 134      1,670,127     9.00(1)        4/15/2022              387,252

Government National                                         96,284,708     7.00      4/15/2022-1/15/2028      97,830,928
Mortgage Association                                       145,317,558     7.50      1/15/2007-4/15/2028(8)  149,826,540
                                                            94,848,382     8.00      5/15/2023-9/15/2026      98,707,321
                                                            39,598,967    10.00     12/15/2015-12/15/2021     43,772,319
                                                               118,822    10.50     10/15/2014-4/15/2021         132,894
                                                                   557    11.00           1/15/2016                  634
                                                                 6,417    11.50           8/15/2013                7,369

Total US Government Agency Mortgage-Backed Obligations (Cost--$1,514,853,125)                              1,530,864,594

     Face
    Amount                                        Issue

Repurchase Agreements***--3.63%

$ 65,000,000               Nikko Securities Co., purchased on 5/29/1998 to yield 5.60% to 6/01/1998           65,000,000

Total Repurchase Agreements (Cost--$65,000,000)                                                               65,000,000


US Government Agency Discount Obligations****--1.39%

  25,000,000               Federal Home Loan Mortgage Corporation, 5.41% due 6/15/1998                        24,947,403

Total US Government Agency Discount Obligations (Cost--$24,947,403)                                           24,947,403



Merrill Lynch Federal Securities Trust
May 31, 1998

SCHEDULE OF INVESTMENTS (concluded)
                         Nominal Value                                          Strike  Notification
                       Covered by Options               Issue                   Price       Date               Value
Options Purchased--0.00%

Call Options               71,525,003     Government National Mortgage
Purchased                                 Association, 30-Year, 7% Adjustable
                                          Rate Mortgage(6)                       100     9/20/2011(5)      $      57,220

Total Options Purchased (Cost--$0)(5)                                                                             57,220

Total Investments (Cost--$1,798,416,538)--101.16%                                                          1,814,834,407

Options Written--0.00%

Put Options                71,525,003     Government National Mortgage
Written                                   Association,30-Year, 7% Adjustable
                                          Rate Mortgage(6)                       100     9/20/2011(5)            (50,067)

Total Options Written (Premiums Received--$0)(5)                                                                 (50,067)

Total Investments, Net of Options Written (Cost--$1,798,416,538)--101.16%                                  1,814,784,340

Liabilities in Excess of Other Assets--(1.16%)                                                               (20,725,830)
                                                                                                          --------------
Net Assets--100.00%                                                                                       $1,794,058,510
                                                                                                          ==============

Net Asset      Class A--Based on net assets of $292,420,625 and 29,960,252 shares of beneficial
Value:                  interest outstanding                                                              $         9.76
                                                                                                          ==============
               Class B--Based on net assets of $591,697,027 and 60,640,543 shares of beneficial
                        interest outstanding                                                              $         9.76
                                                                                                          ==============
               Class C--Based on net assets of $29,800,383 and 3,054,176 shares of beneficial
                        interest outstanding                                                              $         9.76
                                                                                                          ==============
               Class D--Based on net assets of $880,140,475 and 90,205,861 shares of beneficial
                        interest outstanding                                                              $         9.76
                                                                                                          ==============


 (1)Represents the interest only portion of a mortgage-backed obligation.
 (2)Represents balloon mortgages that are non-amortizing and have 7-year maturities.
 (3)Federal Housing Administration/Veterans' Administration Mortgages packaged by the Federal National Mortgage Association.
 (4)Represents balloon mortgages that amortize on a 22-year schedule and have 22-year maturities.
 (5)Represents European style options which can be exercised only on the notification date. These options, when combined, represent a standby purchase commitment whereby the Trust is obligated to purchase the outstanding principal amount of specific GNMA, 30-year, 7% Adjustable Rate Mortgage pools as of September 20, 2011. For this commitment, the Trust receives a net 0.12% per annum based on the nominal value covered by the options.
 (6)Adjustable Rate Security. The interest rate resets annually at the 1-year Constant Maturing Treasury rate plus 1.5%, subject to a 1% annual adjustment cap and an 11% life cap.
 (7)Represents balloon mortgages that amortize on a 30-year schedule and have 7-year maturities.
 (8)Represents or includes a "to-be-announced" (TBA) transaction. The Trust has committed to purchasing securities for which all specific information is not available at this time.
 (9)Represents balloon mortgages that amortize on a 25-year or 30-year schedule and have 10-year maturities.
(10)Represents balloon mortgages that amortize on a 30-year schedule and have 5-year maturities.
  ++Adjustable Rate Security. The interest rate resets periodically and inversely. The interest rate shown is the rate in effect as of May 31, 1998.
++++Underlying multi-family loans have prepayment protection by means of lockout periods and/or yield maintenance premiums. *Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
  **Real Estate Mortgage Investment Conduits (REMICs).
 ***Repurchase Agreements are fully collateralized by US Government &
    Agency Obligations.
****Certain US Government Agency Obligations are traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Trust.


